Exhibit 10.3

EXECUTION VERSION

Robinhood Markets, Inc.
Class A Common Stock, par value $0.0001 per share

Underwriting Agreement
July 28, 2021
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC,
As representatives (the “Representatives”) of the several Underwriters named in Schedule I hereto

c/o Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179
Ladies and Gentlemen:
Robinhood Markets, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 52,375,000 shares of Class A Common Stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”) and, at the election of the Underwriters, up to 5,500,000 additional shares of Class A Common Stock, and the stockholders of the Company named in Schedule II hereto (the “Selling Stockholders”) propose, subject to the terms and conditions stated in this this Agreement, to sell to the Underwriters an aggregate of 2,625,000 shares of Class A Common Stock. The aggregate of 55,000,000 shares of Class A Common Stock to be sold by the Company and the Selling Stockholders is herein called the “Firm Shares” and the aggregate of 5,500,000 additional shares of Class A Common Stock to be sold by the Company is herein called the “Optional Shares”. The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “Shares”.
1.    (a)    The Company represents and warrants to, and agrees with, each of the Underwriters that:
(i)    A registration statement on Form S–1 (File No. 333-257602) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any posteffective amendment thereto, each in the form heretofore delivered to the Representatives, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or, to the Company’s knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act or Rule 163B under the Act is hereinafter called a “Testing-the-Waters Communication”; and any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Written Testing-the-Waters Communication”; any “issuer free writing prospectus” as defined in Rule 433(h)(1) under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”; and any “road show” as defined in Rule 433(h)(4) under the Act, together with any communication that is provided or transmitted simultaneously with such road show in a manner designed to make such communication available as part of such road show, is hereinafter called a “road show”);
(ii)    (A) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus (other than as a result of the Company’s status as an “ineligible issuer” as defined in Rule 405 under the Act) has been issued by the Commission, and (B) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(c) of this Agreement);

(iii)    For the purposes of this Agreement, the “Applicable Time” is 8:00 p.m. (New York City time) on the date of this Agreement; the Pricing Prospectus, as supplemented by the information listed on Schedule III(c) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4(a) of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus, each Written Testing-the-Waters Communication and each road show does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each Issuer Free Writing Prospectus, each Written Testing-the-Waters Communication and each road show, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery, will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with the Underwriter Information;
(iv)    (i) The Company has not prepared or used any Issuer Free Writing Prospectus, and (ii) no documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule III(b) hereto;
(v)    The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information;
(vi)    Neither the Company nor any of its subsidiaries has, since the date of the latest audited financial statements included in the Pricing Prospectus, (A) sustained any loss or interference with its business that is material to the Company and its subsidiaries, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (B) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries, taken as a whole, or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole, in each case otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the

Pricing Prospectus, there has not been (x) any change in the capital stock (other than as a result of (i) the exercise, if any, of stock options or the award, if any, of stock options, restricted stock units or restricted stock in the ordinary course of business pursuant to the Company’s equity incentive plans that are described in the Pricing Prospectus and the Prospectus, (ii) the purchase of shares of capital stock upon termination of the holder’s employment or service with the Company pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company or (iii) the issuance, if any, of stock upon the exercise or conversion of Company securities as described in the Pricing Prospectus and the Prospectus) or any increase in longterm debt of the Company or any of its subsidiaries or (y) any Material Adverse Effect (as defined below); as used in this Agreement, “Material Adverse Effect” shall mean any material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting (i) the business, properties, general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus, or (ii) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Shares, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus;
(vii)    The Company and its subsidiaries do not own any real property and have good and marketable title to all personal property owned by them (other than with respect to Intellectual Property (as defined below), title to which is addressed exclusively in subsection (xxv) below), free and clear of all liens, encumbrances and defects except such as would not, individually or in the aggregate, reasonable be expected to have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases (subject to the effects of (A) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors generally, (B) the application of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether enforcement is considered in proceedings at law or in equity) and (C) applicable law and public policy with respect to rights to indemnity and contribution) with such exceptions as would not, individually or in the aggregate, reasonable be expected to have a Material Adverse Effect;
(viii)    Each of the Company and each of its subsidiaries has been (i) duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization (to the extent the concept of good standing or an equivalent concept is applicable in such jurisdictions), with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus, and (ii) duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except, in the case of this clause (ii), where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and each subsidiary of the Company (other than any immaterial and inactive subsidiary) has been listed in the Registration Statement;

(ix)    The Company has an authorized capitalization as set forth in the Pricing Prospectus and all of the issued shares of capital stock of the Company, including the Shares to be sold by the Selling Stockholders, have been duly and validly authorized and issued and are fully paid and non-assessable and conform in all material respects to the descriptions thereof contained in the Pricing Disclosure Package and the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except, in the case of any foreign subsidiary, for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens or encumbrances described in the Pricing Disclosure Package and the Prospectus;
(x)    The Shares to be issued and sold by the Company have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable and will conform in all material respects to the description of the Class A Common Stock contained in the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights, except rights that have been complied with or waived in writing as of the date of this Agreement;
(xi)    The issue and sale of the Shares to be sold by the Company and the compliance by the Company with this Agreement and the consummation of the transactions contemplated in this Agreement and the Pricing Prospectus will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) the certificate of incorporation or bylaws (or other applicable organizational document) of the Company or any of its subsidiaries, or (C) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clauses (A) and (C), for such defaults, breaches, or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Shares to be sold by the Company and the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except (1) the registration under the Act of the Shares, (2) the approval by the Financial Industry Regulatory Authority (“FINRA”) of the underwriting terms and arrangements, (3) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, and (4) such consents, approvals, authorizations, orders, registrations or qualifications as have already been obtained, made or waived or will be obtained prior to the purchase and distribution of the Shares by the Underwriters;

(xii)    Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation or bylaws (or other applicable organizational document), (ii) in violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of the foregoing clauses (ii) and (iii), for such violation or default that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(xiii)    The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Class A Common Stock, under the caption “Material U.S. Federal Income Tax Considerations for Non-U.S. Holders of our Class A Common Stock” and under the caption “Underwriting (Conflicts of Interest)”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information;
(xiv)    Other than as set forth in the Pricing Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries or, to the Company's knowledge, any officer or director of the Company is a party or of which any property or assets of the Company or any of its subsidiaries or, to the Company’s knowledge, any officer or director of the Company is the subject which, if determined adversely to the Company or any of its subsidiaries (or such officer or director), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others; there are no current or pending Actions that are required under the Act to be described in the Registration Statement or the Pricing Prospectus that are not so described therein; and there are no statutes, regulations or contracts or other documents that are required under the Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement and the Pricing Prospectus;
(xv)    The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (the “Investment Company Act”);
(xvi)    Ernst & Young LLP, who has certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

(xvii)    The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that (i) complies with the requirements of the Exchange Act, (ii) has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States and (iii) is sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and except as disclosed in the Pricing Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting (it being understood that nothing in this Agreement shall require the Company to comply with Section 404 of the Sarbanes Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) as of an earlier date than it would otherwise be required to so comply under applicable law);
(xviii)    Except as disclosed in the Pricing Prospectus, since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company's internal control over financial reporting;
(xix)    The Company maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;
(xx)    This Agreement has been duly authorized, executed and delivered by the Company;
(xxi) Neither the Company nor any of its subsidiaries, nor any director or officer of the Company or any of its subsidiaries nor, to the Company’s knowledge, any employee, agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries has (i) made, offered, promised or authorized any unlawful contribution, gift, entertainment or other unlawful expense (or taken any act in furtherance thereof); (ii) made, offered, promised or authorized any direct or indirect unlawful payment; or (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or the rules and regulations thereunder, the Bribery Act 2010 of the United Kingdom or any other applicable anti-corruption, anti-bribery or related law, statute or regulation (collectively, “Anti-Corruption Laws”); the Company and its subsidiaries have conducted their businesses in compliance with Anti-Corruption Laws and have instituted and maintained and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; neither the Company nor any of its subsidiaries will use, directly or indirectly, the proceeds of the offering of the Shares hereunder in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of Anti-Corruption Laws;
(xxii) Except as disclosed in the Registration Statement, Pricing Prospectus and the Prospectus, the operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the anti-money laundering laws of the various jurisdictions in which the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulation or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;
(xxiii) Neither the Company nor any of its subsidiaries, nor any director or officer of the Company or any of its subsidiaries nor, to the Company’s knowledge, any employee, agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries is (i) currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union, Her Majesty’s Treasury, the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”), (ii) located, organized, or resident in a country or territory that is the subject or target of Sanctions (a “Sanctioned Jurisdiction”), and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; neither the Company nor any of its subsidiaries is knowingly engaged in, or has, at any time in the past five years, knowingly engaged in, any dealings or transactions with or involving any individual or entity that was or is, as applicable, at the time of such dealing or transaction, the subject or target of Sanctions or with any Sanctioned Jurisdiction; the Company and its subsidiaries have instituted, and maintain, policies and procedures designed to promote and achieve continued compliance with Sanctions;

(xxiv) The financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus under the Act or the rules and regulations promulgated thereunder. All disclosures contained in the Registration Statement, the Pricing Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable;
(xxv) The Company and each of its subsidiaries own or otherwise possess, or have a valid and enforceable right to use, all inventions, patents, trademarks, service marks, trade names, trade dress, domain names, copyrights, licenses, know-how, software, social media identifiers and accounts, systems and technology, including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures and other intellectual property or proprietary rights in any jurisdiction throughout the world (including all goodwill associated with, and all registrations of and applications of registration of, the foregoing) (collectively, “Intellectual Property”) used or held for use in, or otherwise necessary for the conduct of their respective businesses as currently conducted, except where such failure to own or possess such rights would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Intellectual Property rights owned by the Company and its subsidiaries are subsisting, valid and enforceable. To the knowledge of the Company, (A) neither the Company nor any of its subsidiaries, nor the conduct of their respective businesses, infringes, misappropriates or otherwise violates, or has infringed, misappropriated or otherwise violated, any third-party Intellectual Property and (B) no third party is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Intellectual Property owned by the Company or any of its subsidiaries, in each case of (A) and (B), except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim (1) challenging the Company’s or any subsidiary of the Company’s rights in or to any of their Intellectual Property; (2) alleging that the Company or any of its subsidiaries has infringed, misappropriated or otherwise violated any Intellectual Property of any third party; or (3) challenging the ownership, validity, scope or enforceability of any Intellectual Property owned by the Company or any of its subsidiaries, in each case of (1) to (3), except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any written notice of any such action, suit, proceeding or claim in connection with clauses (1) to (3) of the immediately preceding sentence, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. All material Intellectual Property owned by the Company or its subsidiaries is owned solely by the Company or its subsidiaries, is owned free and clear of all liens, encumbrances, defects and other restrictions (except for non-exclusive licenses granted to third parties in the ordinary course of business consistent with past practice). All employees or contractors engaged in the development of material Intellectual Property on behalf of the Company or any subsidiary of the Company have executed an invention assignment agreement whereby such employees or contractors presently assign all of their right, title and interest in and to such Intellectual Property to the Company or the applicable subsidiary. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Company and its subsidiaries take, and have taken, commercially reasonable steps in accordance with customary industry practice to maintain the confidentiality of all Intellectual Property, the value of which to the Company or any of its subsidiaries is contingent upon maintaining the confidentiality thereof and no such Intellectual Property has been disclosed other than to employees, representatives and agents of the Company or any of its subsidiaries, all of whom are bound by written confidentiality agreements;
(xxvi) Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (A) the Company and its subsidiaries use and have used software and other materials distributed under a “free,” “open source,” or similar licensing model (including, but not limited to, the MIT License, Apache License, GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (collectively, “Open Source Software”) in compliance with all license terms applicable to such Open Source Software and (B) neither the Company nor any of its subsidiaries has used or distributed any Open Source Software in a manner that requires or has required (1) the Company or any of its subsidiaries to permit reverse engineering of any products or services of the Company or any of its subsidiaries, or any software code or other technology owned by the Company or any of its subsidiaries or (2) any products or services of the Company or any of its subsidiaries, or any software code or other technology owned by the Company or any of its subsidiaries, to be (x) disclosed or distributed in source code form, (y) licensed for the purpose of making derivative works or (z) redistributed at no charge;
(xxvii) Except as disclosed in the Registration Statement, the Pricing Prospectus or the Prospectus, (A) the Company and its subsidiaries’ own or have a valid right to access and use all information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”); (B) all IT Systems used by or on behalf of the Company or any of its subsidiaries in connection with their respective businesses are (1) adequate for, and operate and perform in all respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, (2) have not malfunctioned or failed and (3) are, to the Company’s knowledge, free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants, including software or hardware components that are designed to interrupt use of, permit unauthorized access to or disable, damage or erase such IT Systems; (C) the Company and its subsidiaries have established, implemented and maintained reasonable controls, policies, procedures, and safeguards consistent with applicable regulatory standards and customary industry practices to maintain and protect their confidential information and the integrity, continuous operation, redundancy and security of such IT Systems and data and information (including all personal, personally identifiable, sensitive, confidential or regulated data and information) used, gathered, accessed, stored, maintained or otherwise processed by or on behalf of the Company or any of its subsidiaries in connection with their businesses (“Data”), and, to the Company’s knowledge, there have been no breaches, violations, outages, destructions, losses, disablements, misappropriations, modifications, misuses, disclosures or unauthorized uses of or accesses to same (each, a “Breach”), except for those that have been remedied without cost or liability or the duty to notify any other person, (D) the Company and its subsidiaries have not been notified of, and have no knowledge of, any event or condition that would reasonably be expected to result in any Breach, nor any incidents under internal review or investigations relating to the same; (E) the Company and its subsidiaries have complied since December 31, 2019 and are presently in compliance in all respects with all applicable laws, binding industry standards, statutes, all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority and all internal and external privacy policies of the Company or any of its subsidiaries, contractual obligations and any other legal obligations, in each case, relating to the collection, use, processing, transfer, import, export, storage, protection, disposal, privacy and security of IT Systems and Data (“Data Security Obligations”) and to the protection of such IT Systems and Data from a Breach; (F) neither the Company nor any of its subsidiaries has received any notification of or complaint regarding, and, to the knowledge of the Company, there are not any other facts that would reasonably indicate, non-compliance with any Data Security Obligation and there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or, to the Company’s knowledge, threatened in writing alleging non-compliance with any Data Security Obligation; and (G) the Company and its subsidiaries have implemented reasonable backup and disaster recovery technology consistent with applicable regulatory standards and customary industry practices, except as would not, in the case of each of clauses (A) through (G), reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;
(xxviii) No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included in any of the Registration Statement, the Pricing Prospectus or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;

(xxix) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Registration Statement, the Pricing Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects;
(xxx) To the extent applicable to the Company on the date hereof, there is and has been no failure on the part of the Company or, to the Company’s knowledge, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications;
(xxxi) Neither the Company nor any of its affiliates has taken or will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of the Shares;
(xxxii) The Company and each of its subsidiaries have such permits, licenses, approvals, consents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their respective properties and conduct their respective businesses in the manner described in the Registration Statement, the Pricing Prospectus and the Prospectus, except for any of the foregoing that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any proceedings related to the revocation or modification of any such Permits that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect;
(xxxiii) The Company and its subsidiaries, taken as a whole, are insured against such losses and risks and in such amounts as the Company believes in good faith are prudent and customary in the businesses in which they are engaged and as required by law;
(xxxiv) From the time of initial confidential submission of a registration statement relating to the Shares with the Commission through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a)(19) of the Act (an “Emerging Growth Company”);
(xxxv) No securities of the Company are rated by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act);
(xxxvi) Other than Robinhood Financial LLC and Robinhood Securities, LLC (each, a “Robinhood BD”), which are registered with the Commission as broker-dealers, neither the Company nor any of its subsidiaries (A) is registered, (B) is required to be registered or (C) as a result of the transactions contemplated by this Agreement will be required to register, as an investment adviser under the Investment Advisers Act of 1940, as amended (the “IAA”), as a commodity trading advisor, commodity pool operator, swap dealer or futures commission merchant under the Commodity Exchange Act of 1936, as amended, or as a broker or a dealer under the Exchange Act or under the Blue Sky or securities laws of any applicable jurisdiction or the rules and regulations thereunder, except for any such registration, the failure of which to have obtained would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(xxxvii) Neither the Company nor any of its subsidiaries is subject to regulation as a “bank holding company” under the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its subsidiaries owns or controls, directly or indirectly, 5% or more of the outstanding shares of any class of voting securities or 25% or more of the total equity of a bank or any entity that is subject to the BHCA or to regulation by the Federal Reserve. Neither the Company nor any of its subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA or to regulation by the Federal Reserve;
(xxxviii) Each Robinhood BD is registered as a broker-dealer with the Commission, is a member in good standing of FINRA and all other self-regulatory organizations (“SRO”) of which it is or is required to be a member and is registered or qualified as a broker-dealer or other regulated entity in each jurisdiction where the conduct of its business requires such registration or qualification, and such registrations, memberships or qualifications have not been suspended, revoked or rescinded and remain in full force and effect. All persons associated with each Robinhood BD are registered with any SRO and each jurisdiction where the association of such persons with each Robinhood BD requires such registration, and such registrations have not been suspended, revoked or rescinded and remain in full force and effect, except to the extent that the failure to be so registered would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Registration Statement, Pricing Prospectus and the Prospectus, the business activities of each Robinhood BD are limited to the execution of retail customer self-directed securities transactions and do not involve the making of “recommendations” of securities transactions or investment strategies involving securities to any customer, as such term is used in applicable rules and regulations of the Commission, FINRA and any applicable state securities regulatory authority, including the Commission’s Regulation Best Interest and FINRA Rule 2111. Other than as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, the operations of each Robinhood BD have been conducted in material compliance with all requirements of the Exchange Act, the rules and regulations of the Commission, FINRA and any applicable state securities regulatory authority or other self-regulatory organization including, but not limited to (A) establishing financial and operational controls and supervisory procedures in material compliance with all applicable legal and regulatory requirements and (B) maintaining required minimum net capital and net capital in excess of levels that may require “early warning” notice to the Commission, FINRA or any other SRO.  No Robinhood BD nor any person associated with any Robinhood BD is or has been subject to statutory disqualification, as that term is defined in Section 3(a)(39) of the Exchange Act, or a disqualification, as that term is defined in Article III, Section 4 of the FINRA By-Laws, except in each case as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither Robinhood BD has submitted any early warning notice to the Commission or FINRA and has not had any restriction on its business activities imposed upon it based upon the sufficiency of its net capital.  Each Robinhood BD has (A) filed all reports, registrations, statements and certifications, together with any amendments required to be made prior to the date hereof with (i) the Commission, (ii) FINRA, (iii) any applicable state securities regulatory authority and (iv) any other SRO and (B) obtained all necessary regulatory approvals that may be required in connection with the sale of the Shares contemplated hereby, except for any such filing or approval, the failure of which to have obtained would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and
(xxxix)  Robinhood Crypto, LLC (“Robinhood Crypto”) is duly registered to the extent required with all applicable state, federal and other governmental authorities under Money Transmitter Laws and Virtual Currency Business Laws in the United States and any other applicable non-U.S. countries relating to licensing or registration for its activities. The operations of Robinhood Crypto have, to the Company’s knowledge, been conducted in material compliance with all requirements under applicable Money Transmitter Laws and Virtual Currency Business Laws. Other than as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, Robinhood Crypto is not subject to any material enforcement actions, regulatory inquiries and investigations, threatened, ongoing, or settled enforcement, cautionary or other disciplinary matters, complaints or correspondence discussing actual or potential liabilities, requests for information, citations or notices of violation, and any significant proceedings before any governmental authority regarding its money transmitter or virtual currency business, except for any of the foregoing that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. For purposes of this paragraph, (1) “Money Transmitter Laws” means all legal or regulatory requirements relating to the licensing or registration of a person that provides services relating to the acceptance of currency, funds, or other value that substitutes for currency from one person and the transmission of currency, funds, or other value that substitutes for currency to another location or person by any means, including through a financial agency or institution, a Federal Reserve Bank or other facility of one or more Federal Reserve Banks, the Board of Governors of the Federal Reserve System, or both, an electronic funds transfer network or an informal value transfer system, or any other person engaged in the transfer of funds; and (2) “Virtual Currency Business Laws” means all legal or regulatory requirements that may be enforced by any governmental authority for activities involving virtual currency, including, but not limited to, (i) receiving virtual currency for transmission or transmitting virtual currency, (ii) storing, holding, or maintaining custody or control of virtual currency on behalf of others, (iii) buying and selling virtual currency, (iv) performing exchange services or (v) controlling, administering or issuing a virtual currency.
(xl)    Other than as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, the holders of shares of Class A Common Stock or securities convertible into or exercisable or exchangeable for Class A Common Stock that have not delivered executed lock-up agreements to the Representatives as of the date hereof are bound by market standoff provisions with the Company pursuant to which such holders have agreed not to offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise dispose of such holder’s securities during the Company Lock-Up Period (as defined below) without the consent of the Company (“Market Standoff Provisions”) that are enforceable by the Company. Each such Market Standoff Provision is in full force and effect as of the date hereof and shall remain in full force an effect during the Company Lock-Up Period, except that this provision shall not prevent the Company from effecting such a waiver or amendment to permit a transfer of securities which would be permissible if such securities were subject to the terms of the lock-up agreement in the form attached as Annex II hereto.
(b)    Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:
(i)    All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney referred to below, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained (except (A) the registration under the Act of the Shares, (B) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, and (C) such consents, approvals, authorizations, orders, registrations or qualifications as have already been obtained, made or waived or will be obtained prior to the purchase and distribution of the Shares by the Underwriters); and such Selling Stockholder has full right, power and authority to enter into this Agreement and the PowerofAttorney and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;
(ii)    The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with this Agreement and the Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a material default under, any statute, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any property or assets of such Selling Stockholder; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement and the Power of Attorney and the consummation by such Selling Stockholder of the transactions contemplated by this Agreement and the Power of Attorney in connection with the Shares to be sold by such Selling Stockholder hereunder, except (A) the registration under the Act of the Shares, (B) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and (C) such consents, approvals, authorizations, orders, registrations or qualifications that have already been obtained, made or waived prior to the purchase and distribution of the Shares by the Underwriters;
(iii) Each Selling Stockholder has, and immediately prior to each Time of Delivery (as defined in Section 4 hereof) such Selling Stockholder will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by such Selling Stockholder hereunder at such Time of Delivery, free and clear of all liens, encumbrances, equities or claims (except as may be imposed by the Power of Attorney); and, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;
(iv)    On or prior to the date of the Pricing Prospectus, such Selling Stockholder has executed and delivered to the Underwriters an agreement substantially in the form of Annex II hereto.
(v)    Such Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or might reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares;
(vi)    To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Registration Statement and Preliminary Prospectus did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this representation and warranty shall (A) not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information and (B) be limited to statements or omissions made in reliance upon and in conformity with information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement, the Pricing Prospectus, the Prospectus or any amendments or supplements thereto, it being understood and agreed that the only information furnished by such Selling Stockholder consists of the name of such Selling Stockholder, the number of offered shares and the address of such Selling Stockholder which appear in the Registration Statement, the Pricing Prospectus or any Prospectus in the table (and corresponding footnotes) under the caption “Principal and Selling Stockholders” (with respect to each Selling Stockholder, the “Selling Stockholder Information”);
(vii)    In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to the

Representatives prior to or at the First Time of Delivery a properly completed and executed United States Treasury Department Form W9 or Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);
(viii)    Such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to the Representatives (the “Power of Attorney”), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder's attorneysinfact (the “AttorneysinFact”) with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement;
(ix)    The appointment by such Selling Stockholder of the AttorneysinFact by the Power of Attorney, is to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated or if any other such event should occur, before the delivery of the Shares to be sold by such Selling Stockholder hereunder, certificates or book entry securities entitlements, as applicable, representing the Shares to be sold by such Selling Stockholder hereunder shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement; and actions taken by the AttorneysinFact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the AttorneysinFact shall have received notice of such death, incapacity, termination, dissolution or other event;
(x)    Such Selling Stockholder will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any other person or entity, (A) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions, or in any other manner that will result in a violation by any person, to such person’s knowledge (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise), of Sanctions, or (B) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any Money Laundering Laws or any Anti-Corruption Laws; and
(xi)    Such Selling Stockholder is not prompted by any material information concerning the Company or any of its subsidiaries that is not disclosed in the Pricing Prospectus to sell its Shares pursuant to this Agreement.

2.    Subject to the terms and conditions herein set forth, (a) the Company and each of the Selling Stockholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders, at a purchase price per share of $36.40, the number of Firm Shares (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company and each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and all of the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2 (provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares), that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.
The Company hereby grants to the Underwriters the right to purchase at their election up to 5,500,000 Optional Shares, at the purchase price per share set forth in the paragraph above, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares may be exercised only by written notice from the Representatives to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.
3.    Upon the authorization by the Representatives of the release of the Shares, the several Underwriters propose to offer the applicable Shares for sale upon the terms and conditions set forth in the Pricing Disclosure Package and the Prospectus.
4.    (a) The Shares to be purchased by each Underwriter hereunder, in definitive or book-entry form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representatives, through the facilities of The Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by the Company to the Representatives at least forty-eight hours in advance. The Company and the Selling Stockholders will cause the certificates, if any, representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm Shares, the time immediately following the effectiveness of the Amended and Restated Certificate of Incorporation of the Company, which will become effective immediately prior to the completion of the distribution of the Shares within the meaning of the Act, or such other time and date as the Representatives, the Company and the AttorneysinFact may agree upon in writing and, with respect to the Optional Shares, the later of (x) the First Time of Delivery (as defined below) and (y) 9:30 a.m., New York time, on the date specified by the Representatives in each written notice given by the Representatives of the Underwriters' election to purchase such Optional Shares, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, each such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.
(b)    The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(l) hereof will be delivered at the offices of Davis Polk & Wardwell LLP, 1600 El Camino Real, Menlo Park, California 94025 (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.
5.    The Company agrees with each of the Underwriters:
    (a)    To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be reasonably disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus relating to the Shares or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;
    (b)    Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation (where not otherwise required), to subject itself to taxation for doing business any jurisdiction in which it is not otherwise subject to taxation, or to file a general consent to service of process in any jurisdiction (where not otherwise required);
    (c)    Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement (or such other time as may be agreed to by the Company and the Representatives) and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representatives and upon the Representatives’ request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Representatives’ request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

    (d)    To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); provided, however, that the Company may satisfy the requirements of this Section 5(d) by filing such information through the Commission’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”);
    (e)    (i) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Company Lock-Up Period”), not to (A) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with or confidentially submit to the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase shares of Class A Common Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Class A Common Stock or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Class A Common Stock or any such other securities, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Class A Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, in each case, other than (1) the Shares to be sold hereunder, (2) issuance by the Company of shares of Class A Common Stock pursuant to the exercise of warrants to purchase securities of the Company outstanding as of the date of this Agreement and pursuant to the conversion of the Company’s convertible notes outstanding as of the date of this Agreement, (3) the issuance by the Company of stock options, restricted stock units, and employee stock purchase plan (“ESPP”) purchase rights pursuant to the Company’s equity incentive plans described in the Pricing Prospectus and the Prospectus, (4) the issuance by the Company of shares of Class A Common Stock upon the exercise of stock options or ESPP purchase rights or upon the settlement of restricted stock units, in each case outstanding as of the date of this Agreement or issued after the date of this Agreement pursuant to the Company’s equity incentive plans described in the Pricing Prospectus and the Prospectus, (5) the issuance by the Company of shares of Class A Common Stock upon the conversion of shares of Class B common stock of the Company, (6) the exchange or conversion (or other means by which shares of one class or series can become another class or series) of any class or series of capital stock of the Company for any other class or series of shares of capital stock of the Company as described and as contemplated in the Prospectus, (7) the issuance by the Company of shares of Class A Common Stock or securities convertible into, exchangeable for or that represent the right to receive Class A Common Stock in connection with (x) the acquisition by the Company or any of its subsidiaries of the securities, business, technology, property or other assets of one or more persons or entities (including any assumption of employee benefit plans or equity incentive plans by the Company in connection with any such acquisition, and any issuance of securities pursuant to any such assumed plan), or (y) any joint ventures, commercial relationships and other strategic relationships of the Company or its subsidiaries; provided, that the aggregate number of shares of Stock that the Company may sell or issue or agree to sell or issue pursuant to this clause (7) shall not exceed 7.5% of the total number of shares of common stock of the Company outstanding immediately following the issuance of the Shares contemplated by this Agreement, (8) the filing of any registration statement(s) on Form S-8 relating to the securities (or the shares underlying such securities) granted or to be granted pursuant to (x) the Company’s equity incentive plans that are described in the Pricing Prospectus and the Prospectus or (y) any assumed employee benefit plan or equity incentive plan contemplated by clause (7) or (9) the filing of any registration statement(s) on Form S-1 relating to the Class A Common Stock issuable or issued upon the conversion of any convertible notes of the Company or of any securities previously issued upon the conversion of such convertible notes as described in the Pricing Prospectus and the Prospectus; provided, that in the case of clauses (2) (but only with respect to 50% of such shares of Class A Common Stock issued pursuant to the exercise of warrants to purchase securities of the Company), (3) through (7), the Company shall cause each recipient of such securities to execute and deliver to the Representatives on or prior to the issuance of such securities, a lock-up letter in substantially the form attached as Annex II hereto for the remainder of the Lock-Up Period (as defined therein) and enter stop transfer instructions with the Company’s transfer agent and registrar on such securities, or otherwise provide that the issued securities are subject to Market Standoff Provisions, which in either case the Company agrees it will not waive or amend without the prior written consent of the Representatives;
        (ii) If the Representatives, in their sole discretion, agree to release or waive the restrictions in lock-up letters pursuant to Section 1(b)(iv) or Section 8(k) hereof, in each case for an officer or director of the Company, and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Annex I hereto through a major news service at least two business days before the effective date of the release or waiver;
        (iii) During the Company Lock-Up Period, the Company agrees to enforce the Market Standoff Provisions and any similar transfer restriction contained in any agreement between the Company and any of its securityholders, including, without limitation, through the issuance of stop transfer instructions to the Company’s transfer agent with respect to any transaction that would constitute a breach of, or default under, the transfer restrictions, except that this provision shall not prevent the Company from effecting a waiver or amendment to permit a transfer of securities that would be permissible under the terms of the lock-up agreement in the form attached as Annex II hereto, and the Company shall not amend or waive any such transfer restrictions with respect to any such holder without the prior written consent of the Representatives;
    (f)    During a period of two years from the effective date of the Registration Statement, to furnish to its stockholders by the applicable Commission filing deadline after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, by the applicable Commission filing deadline after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; provided, however, that the Company may satisfy the requirements of this Section 5(f) by filing such information through the Commission’s EDGAR;
    (g)    During a period of two years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to the Representatives (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); provided, however, that the Company may satisfy the requirements of this Section 5(g) by filing such information through the Commission’s EDGAR and that no such information need to be furnished pursuant to this Section 5(g) if such provision would require disclosure by the Company under Regulation FD;
    (h)    To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”;
    (i)    To use its best efforts to list for trading, subject to official notice of issuance, the Shares on The Nasdaq Stock Market (the “Exchange”);
    (j)    To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;
    (k)    If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 3a(c) of the Commission's Informal and Other Procedures (16 CFR 202.3a);
    (l)    Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred; and
    (m)    To promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Shares within the meaning of the Act and (ii) the last Time of Delivery.
    6.    (a)    The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Selling Stockholder represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; and each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule III(a) hereto;
    (b)    For so long as the Company is an “ineligible issuer” as defined in Rule 405 of the Act, it will not use or refer to any free writing prospectus, except as permitted pursuant to Rule 164(e)(2) of the Act and in accordance with Section 6(a) hereof, and it will not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder;
    (c)    The Company agrees that if at any time following the issuance or other distribution of an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or road show any event occurred or occurs as a result of which such Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or road show would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or other appropriate document which will correct such conflict, statement or omission; provided, however, that this paragraph shall not apply to any statements or omissions in an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication made in reliance upon and in conformity with the Underwriter Information;
    (d)    The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representatives with entities that the Company reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Act; and (ii) it has not distributed, or authorized any other person to distribute, any Written Testing-the-Waters Communications, other than those distributed with the prior consent of the Representatives that are listed on Schedule III(d) hereto; and the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Testing-the-Waters Communications;
    (e)    Each Underwriter represents and agrees that any Testing-the-Waters Communications undertaken by it were with entities that such Underwriter reasonably believes are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Act.

7.    The Company covenants and agrees with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses incurred in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Written Testing-the-Waters Communication, any Issuer Free Writing Prospectus, any road show and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, if any, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses incurred in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on the Exchange; and (v) the filing fees incident to, and the reasonable and documented fees and disbursements of counsel for the Underwriters in connection with, any required review by FINRA of the terms of the sale of the Shares in an amount not to exceed $50,000; and (b) the Company will pay or cause to be paid: (i) the cost of preparing stock certificates; if applicable (ii) the cost and charges of any transfer agent or registrar, (iii) all other reasonable costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section and (iv) any fees and disbursements of counsel for the Selling Stockholders. The Representatives agree to pay New York State stock transfer tax, and the Selling Stockholders agree to reimburse the Representatives for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Stockholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.
8.    The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their respective obligations hereunder theretofore to be performed, and the following additional conditions:
    (a)    The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by

10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Act shall have been initiated or threatened by the Commission no stop order suspending or preventing the use of the Pricing Prospectus, Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;
    (b)    Davis Polk & Wardwell LLP, counsel for the Underwriters, shall have furnished to the Representatives their written opinion and negative assurance letter, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;
    (c)    (i) Cravath Swaine & Moore LLP, counsel for the Company, shall have furnished to the Representatives their written opinion and negative assurance letter, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives, and (ii) Wilmer Cutler Pickering Hale and Dorr LLP, regulatory counsel for the Company, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representatives;
    (d)    The respective counsel for each of the Selling Stockholders, as indicated in Schedule II hereto, each shall have furnished to the Representatives their written opinion with respect to each of the Selling Stockholders for whom they are acting as counsel, dated the First Time of Delivery, in form and substance reasonably satisfactory to the Representatives;
    (e)    On the date of the Prospectus concurrently with the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any posteffective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Representatives;
    (f)    On the date of the Prospectus concurrently with the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any posteffective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, the Company shall have furnished to the Representatives a certificate or certificates, dated the respective dates of delivery thereof, of its chief financial officer with respect to certain financial data contained in the Pricing Disclosure Package and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives;
    (g)    (A) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (B) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock (other than as a result of (1) the exercise of stock options or settlement of restricted stock units (including any “net” or “cashless” exercises or settlements), or the award of stock options, restricted stock units, restricted stock or other awards in the ordinary course of business pursuant to the Company’s equity incentive plans described in the Pricing Prospectus and the Prospectus, (2) the repurchase of shares of Stock upon termination of the holder’s employment or service with the Company pursuant to agreements providing for an option to repurchase or a right of first refusal on behalf of the Company or (3) the issuance, if any, of Stock upon exercise or conversion of Company securities as described in the Pricing Prospectus or Prospectus) or any increase in longterm debt of the Company or any of its subsidiaries or any change or effect in or affecting (x) the business, properties, general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus and the Prospectus, or (y) the ability of the Company to perform its obligations under this Agreement, including the issuance and sale of the Shares, or to consummate the transactions contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the Representatives’ judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;
    (h)    [reserved]
    (i)    On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange or the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the Representatives’ judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;
    (j)    The Shares to be sold at such Time of Delivery shall have been duly listed, subject to official notice of issuance, on the Exchange;
    (k)    The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from each officer, director, and stockholder of the Company listed on Schedule IV hereto, substantially to the effect set forth in Annex II hereto in form and substance satisfactory to the Representatives;
    (l)    The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

    (m)    The Company and the Selling Stockholders shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates of officers of the Company and of the Selling Stockholders, respectively, satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to such other matters as the Representatives may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (g) of this Section 8.
9.    (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any road show, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, any road show or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information.
(b)    Each of the Selling Stockholders will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any road show or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any road show or any Testing-the-Waters Communication, in reliance upon and in conformity with the Selling Stockholder Information; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any road show in reliance upon and in conformity with the Underwriter Information.
(c) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any road show, or any Testing-the-Waters Communication, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any road show, or any Testing-the-Waters Communication, in reliance upon and in conformity with the Underwriter Information; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Underwriter and an applicable document, “Underwriter Information” shall mean the written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: (i) the names of the Underwriters appearing on the front and back cover pages of the Prospectus, (ii) the names of the Underwriters set forth in the table of Underwriters in the first paragraph of text under the caption “Underwriting (Conflicts of Interest)”, (iii) the concession and reallowance figures appearing in the third paragraph under the caption “Underwriting (Conflicts of Interest)”, and (iv) the information concerning stabilization and the option to purchase additional shares in the eighteenth paragraph under the caption “Underwriting (Conflicts of Interest)”.
(d)    Promptly after receipt by an indemnified party under subsection (a), (b) or (c) of this Section 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. It is understood that the indemnifying party or parties shall not, in connection with any one action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties except to the extent that (i) local counsel or counsel with specialized expertise (in addition to any regular counsel) is required to effectively defend against any such action or proceeding; (ii) the indemnifying party and the indemnified party shall have mutually agreed in writing to the contrary; (iii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iv) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (v) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
(e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand (provided that, with respect to the Selling Stockholders, such determination shall be limited by reference to only the Selling Stockholder Information) or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The liability of each Selling Stockholder under this Section 9(e) shall be limited to an amount equal to the aggregate public offering price (less underwriting discounts and commissions but before deducting expenses) of the Shares sold by such Selling Stockholder under this Agreement.
(f)    The obligations of the Company and the Selling Stockholders under this Section 9 shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each employee, officer and director of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer or other affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

10.    (a)    If any Underwriter shall default in its obligation to purchase the Shares that it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in their discretion arrange for the Representatives or another party or other parties to purchase such Shares on the terms contained herein. If within thirtysix hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirtysix hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company and the Selling Stockholders that the Representatives have so arranged for the purchase of such Shares, or the Company or a Selling Stockholder notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company or the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the Representatives’ opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.
(b)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives, the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed oneeleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each nondefaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each nondefaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
(c)    If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives, the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds oneeleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in subsection (b) above to require nondefaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any nondefaulting Underwriter, the Company or the Selling Stockholders, except for the expenses to be borne by the Company, the Selling Stockholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11.    The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any director, officer, employee, affiliate or controlling person of any Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.
12.    If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason (other than those set forth in subsections (i), (iii), (iv) and (v) of Section 8(i) hereof) any Shares are not delivered by or on behalf of the Company and the Selling Stockholders as provided herein, or the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company will reimburse the Underwriters through the Representatives for all reasonable and documented outofpocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.
13.    In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives jointly or by Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC on behalf of the Representatives as the Representatives; and in all dealings with any Selling Stockholder hereunder, the Representatives and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the AttorneysinFact for such Selling Stockholder.
In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Stockholders, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.
All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Registration Department; and to J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Equity Syndicate Desk (Fax: (212) 622-8358); if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule II hereto; if to the Company shall be delivered or sent by mail, email, telex or facsimile transmission to the address of the Company set forth on the cover of the Registration Statement, Attention: Corporate Secretary (corporatesecretary@robinhood.com); and if to any stockholder that has delivered a lock-up letter described in Section 8(k) hereof shall be delivered or sent by mail to his or her respective address provided in Schedule IV hereto or such other address as such stockholder provides in writing to the Company; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by the Representatives on request; provided further that notices under subsection 5(e) shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives at Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Control Room; and to J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Equity Syndicate Desk (Fax: (212) 622-8358). Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
14.    This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, or any director, officer, employee, or affiliate of any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.
15.    Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.
16.    The Company and the Selling Stockholders acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any Selling Stockholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or any Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Stockholder on other matters) or any other obligation to the Company or any Selling Stockholder except the obligations expressly set forth in this Agreement, (iv) the Company and each Selling Stockholder has consulted its own legal and financial advisors to the extent it deemed appropriate, and (v) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by the Underwriters with respect to any entity or natural person. The Company and each Selling Stockholder agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any Selling Stockholder, in connection with such transaction or the process leading thereto.

17.    This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholders and the Underwriters, or any of them, with respect to the subject matter hereof.
18.    This Agreement and any transaction contemplated by this Agreement and any claim, controversy or dispute arising under or related thereto shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would result in the application of any other law than the laws of the State of New York. The Company and each Selling Stockholder agree that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company and each Selling Stockholder agree to submit to the jurisdiction of, and to venue in, such courts.
19.    The Company, each Selling Stockholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
20.    This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
21.    Notwithstanding anything herein to the contrary, the Company and the Selling Stockholders are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Stockholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.
22. Recognition of the U.S. Special Resolution Regimes.
(a)In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
(c) As used in this section:
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following:
(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
If the foregoing is in accordance with the Representatives’ understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that the Representatives’ acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination, upon request, but without warranty on the Representatives’ part as to the authority of the signers thereof.
[Signature Pages Follow]

Any person executing and delivering this Agreement as AttorneyinFact for a Selling Stockholder represents by so doing that he has been duly appointed as AttorneyinFact by such Selling Stockholder pursuant to a validly existing and binding Power-of-Attorney that authorizes such AttorneyinFact to take such action.
Very truly yours,
ROBINHOOD MARKETS, INC.
By:    /s/ Jason Warnick
    Name: Jason Warnick
    Title: Chief Financial Officer

VLADIMIR TENEV
By:    /s/ Vladimir Tenev
    Name: Vladimir Tenev
    Title:
As AttorneyinFact acting on behalf of each of the Selling Stockholders named in Schedule II to this Agreement.

Accepted as of the date hereof
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC

GOLDMAN SACHS & CO. LLC

By:    /s/ Rebecca Steinthal
Name: Rebecca Steinthal
 Title: Managing Director

J.P. MORGAN SECURITIES LLC
By:    /s/ Michael Rhodes
Name: Michael Rhodes
 Title: Vice President
On behalf of themselves and each of the other Underwriters
[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised
Goldman Sachs & Co. LLC	16,716,315	1,671,632
J.P. Morgan Securities LLC	15,671,645	1,567,165
Barclays Capital Inc.	6,268,680	626,867
Citigroup Global Markets Inc.	6,268,680	626,867
Wells Fargo Securities, LLC	6,268,680	626,867
Mizuho Securities USA LLC	568,040	56,804
JMP Securities LLC	426,030	42,603
KeyBanc Capital Markets Inc.	426,030	42,603
Piper Sandler & Co.	426,030	42,603
Rosenblatt Securities Inc.	426,030	42,603
BMO Capital Markets Corp.	284,020	28,402
BTIG, LLC	284,020	28,402
Santander Investment Securities Inc.	284,020	28,402
Academy Securities, Inc.	170,445	17,045
Loop Capital Markets LLC	170,445	17,045
Samuel A. Ramirez & Company, Inc.	170,445	17,045
Siebert Williams Shank & Co., LLC	170,445	17,045
Total	55,000,000	5,500,000

SCHEDULE II
		Number of Optional
		Shares to be
	Total Number of	Sold if
	Shares	Maximum Option
	to be Sold	Exercised
The Company	52,375,000	5,500,000
The Selling Stockholders:
Baiju Bhatt (a)	1,250,000	-
Vladimir Tenev (b)	1,250,000	-
Jason Warnick (c)	125,000	-
Total	55,000,000	5,500,000

(a)    This Selling Stockholder is represented by Cravath, Swaine & Moore LLP, 825 8th Ave, New York, NY 10019 and has appointed Vladimir Tenev, Jason Warnick and Daniel Gallagher, and each of them, as the AttorneysinFact for such Selling Stockholder.
(b)    This Selling Stockholder is represented by Cravath, Swaine & Moore LLP, 825 8th Ave, New York, NY 10019 and has appointed Vladimir Tenev, Jason Warnick and Daniel Gallagher, and each of them, as the AttorneysinFact for such Selling Stockholder.
(c)    This Selling Stockholder is represented by Cravath, Swaine & Moore LLP, 825 8th Ave, New York, NY 10019 and has appointed Vladimir Tenev, Jason Warnick and Daniel Gallagher, and each of them, as the AttorneysinFact for such Selling Stockholder.

ANNEX I
[FORM OF PRESS RELEASE]

Robinhood Markets, Inc.
    , 2021

Robinhood Markets, Inc. (the “Company”) announced today that Goldman Sachs & Co. LLC, the lead book-running manager in the recent public sale of shares of the Company’s Class A common stock, is releasing a lock-up restriction with respect to shares of the Company’s Class A common stock held by certain officers or directors of the Company. The release will take effect on    , 2021, and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

ANNEX II
[FORM OF LOCK-UP AGREEMENT]
Robinhood Markets, Inc.

Lock-Up Agreement

, 2021
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC
    As representatives of the several Underwriters
    named in Schedule I of the Underwriting Agreement

c/o Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

    Re: Robinhood Markets, Inc. – Lock-Up Agreement

Ladies and Gentlemen:

    The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Robinhood Markets, Inc., a Delaware corporation (the “Company”), and the Selling Stockholders (the “Selling Stockholders”) named in Schedule II to such agreement, providing for a public offering (the “Public Offering”) of the Class A Common Stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”) pursuant to a Registration Statement on Form S-1 (the “Form S-1”) to be filed with the Securities and Exchange Commission (the “SEC”).

    In consideration of the agreement by the Underwriters to offer and sell the shares of Class A Common Stock, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this letter (this “Lock-Up Agreement”) and continuing to but excluding the date that is (a) in the case of shares of Class A Common Stock issued or issuable upon conversion of the Company’s Tranche I convertible notes (including any shares of Class A Common Stock into which such Tranche I convertible notes are converted prior to or in connection with the consummation of the Public Offering that are held by the undersigned and its affiliates) (the “Tranche I Convert Shares”), the earlier of (x) 28 days after the effective date of the resale registration statement on Form S-1 filed by the Company in respect of such shares and (y) the Lock-Up Outside Date (as defined below), and (b) in the case of all other shares, the 181st day after the date of the final prospectus (the “Prospectus”) used to sell the shares of Class A Common Stock in the Company’s initial public offering (the date of such

Prospectus, the “Public Offering Date”) or such earlier date as may be agreed between the Representatives and the Company and disclosed in the Prospectus, subject to earlier termination as set forth in the paragraphs below (such date, the “Lock-up Outside Date” and such period, the “Lock-Up Period”), the undersigned shall not, and shall not cause or direct any of its affiliates to, (1) offer, sell, contract to sell, pledge, grant any option to purchase, lend or otherwise transfer or dispose of (directly or indirectly) any shares of Class A Common Stock or any options or warrants to purchase any shares of Class A Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Class A Common Stock (including the Class B common stock of the Company (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”)) (such options, warrants or other securities, collectively, “Derivative Instruments”), including without limitation any such shares or Derivative Instruments now owned or hereafter acquired by the undersigned (collectively, the “Securities”), (2) engage in any hedging or other transaction or arrangement (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) which is designed to effect or which reasonably could be expected to lead to or result in a sale, loan, pledge or other disposition (whether by the undersigned or someone other than the undersigned), or transfer of any of the economic consequences of ownership, in whole or in part, directly or indirectly, of the Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Common Stock or other securities, in cash or otherwise (any such sale, loan, pledge or other disposition, or transfer of economic consequences, a “Transfer”), or (3) otherwise publicly announce any intention to engage in or cause any Transfer (except for Transfers permitted under this Lock-Up Agreement). The undersigned represents and warrants that the undersigned is not, and has not caused or directed any of its affiliates to be or become, currently a party to any agreement or arrangement that provides for, is designed to or which reasonably could be expected to lead to or result in any Transfer during the Lock-Up Period (other than Transfers that are expressly permitted by this Lock-Up Agreement). For the avoidance of doubt, if the undersigned is an officer or director of the Company, the undersigned agrees that the foregoing provisions shall be equally applicable to any issuer-directed or other shares of Class A Common Stock the undersigned may purchase in the Public Offering. If more than one natural person or entity is listed as a signatory to this Lock-Up Agreement, the term “undersigned” as used herein shall refer collectively to all such natural persons and entities, and the number and percentages of shares of Common Stock and Derivative Instruments, as the case may be, that are held by such natural persons and entities, shall be aggregated for purposes of determining the applicability of any of the restrictions set forth herein, release or waiver therefrom, or termination thereof, as applicable.

    Notwithstanding anything to the contrary in this Lock-Up Agreement, (a) nothing in this Lock-Up Agreement (including the restrictions set forth herein) shall apply to 50% of the Tranche I Convert Shares held by the undersigned, if any, and (b) with respect to the remaining 50% of the Tranche I Convert Shares held by the undersigned, if any, nothing in this Lock-Up Agreement (including the restrictions set forth herein) shall prevent the undersigned from exercising their rights to request that the Company register any Tranche I Convert Shares under any registration statement(s) on Form S-1 as described in the Prospectus.

    [Notwithstanding the foregoing, if the reported closing price of the Class A Common Stock on the Nasdaq Stock Market (the “Nasdaq”) is at least 33% greater than the initial public offering price per share set forth on the cover page of the Prospectus both (a) on the date that is the later of (i) the first full Trading Day immediately following the Company’s public release of quarterly financial results (which for this purpose does not include “flash” numbers or preliminary, partial earnings) for the first quarter following the most recent period for which financial statements are included in the Prospectus (the “First Earnings Release”) and (ii) the 90th day (or, if such 90th day is not a Trading Day, then the first Trading Day after such 90th day) after the date of the Prospectus (such later date, the “Pricing Condition Measurement Date”) and (b) for at least 9 of the 14 consecutive Trading Days immediately preceding, but excluding, the Pricing Condition Measurement Date, then the undersigned may Transfer up to 5% of the total number of shares of Common Stock comprising or underlying (as applicable) the outstanding Securities held, as of the Public Offering Date (but after giving effect to the sale of Class A Common Stock in the Public Offering by the Selling Stockholders), by the undersigned, with such 5% calculated after excluding any shares of Common Stock withheld by the Company for taxes upon the vesting and settlement of any IPO-Vesting Time-Based RSUs and IPO-Vesting Market-Based RSUs (in each case, as defined in the Prospectus), on or after the later of (A) the second Trading Day following the First Earnings Release and (B) the 91st day after the Public Offering Date; provided, that (x) the Company shall announce any impending release pursuant to this paragraph by press release through a major news service at least two business days before effectiveness of such release and (y) any such release shall only be effective two business days after the publication date of such press release (such later date, as extended by the foregoing proviso, the “First Earnings-Related Release Date”).]1

    [Notwithstanding the foregoing, (a) if the reported closing price of the Class A Common Stock on the Nasdaq Stock Market (the “Nasdaq”) is at least 33%, but less than 50%, greater than the initial public offering price per share set forth on the cover page of the Prospectus (the “Public Offering Price”) both (i) on the date that is the later of (A) the first full Trading Day immediately following the Company’s public release of quarterly financial results (which for this purpose does not include “flash” numbers or preliminary, partial earnings) for the first quarter following the most recent period for which financial statements are included in the Prospectus (the “First Earnings Release”) and (B) the 90th day (or, if such 90th day is not a Trading Day, then the first Trading Day after such 90th day) after the date of the Prospectus (such later date, the “Pricing Condition Measurement Date”) and (ii) for at least 9 of the 14 consecutive Trading Days immediately preceding, but excluding, the Pricing Condition Measurement Date, then the undersigned may sell up to 10% of the shares of Common Stock comprising or underlying (as applicable) the Securities (provided that, for purposes of this 10% calculation and the 20% calculation below, “Securities” shall not include the Company’s Tranche I convertible notes, Tranche II convertible notes or warrants or shares of Common Stock issued or issuable upon conversion or exercise thereof) held, as of the Public Offering Date, by the undersigned (the “Outstanding Share Ownership”), on or after the later of (1) the commencement of trading on the full second Trading Day following the First Earnings Release and (2) the 91st day after the Public Offering Date (such later date, the “First Earnings-Related Release Date”); or (b) if the reported closing price of the Class A Common Stock on the Nasdaq is at least 50% greater than the Public Offering Price both (i) on the Pricing Condition Measurement Date and (ii) for at least 9 of the 14 consecutive Trading Days immediately preceding, but excluding, the Pricing Condition Measurement Date, then the undersigned may Transfer up to 20% of the Outstanding Share Ownership, on or after the First Earnings-Related Release Date.]2

    [Notwithstanding the foregoing, the undersigned may Transfer (a) up to 15% of the total number of shares of Common Stock comprising or underlying (as applicable) the outstanding Securities held by the undersigned as of the Public Offering Date (the “Outstanding Share Ownership”), with such 15% calculated after excluding any shares of Common Stock withheld by the
1 To include if the undersigned is a founder or the CFO.
2 To include if undersigned is party to the IRA or a holder of common stock outstanding prior to the IPO and not otherwise covered by the early release provisions contained herein.

Company for taxes upon the vesting and settlement of any IPO-Vesting Time-Based RSUs and IPO-Vesting Market-Based RSUs (in each case, as defined in the Prospectus), on or after the first full Trading Day on which the Class A Common Stock is traded on the Nasdaq Stock Market (the “Nasdaq”) and (b) an additional 15% of the Outstanding Share Ownership on or after the 91st day after the Public Offering Date.]3

    If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Exchange Act (as defined below)), other than a natural person, entity or “group” (as described above) that has executed a Lock-Up Agreement in substantially the same form as this Lock-Up Agreement, beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.

    If the undersigned is an officer or director of the Company, (a) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock in accordance with clause (xv) below, the Representatives will notify the Company of the impending release or waiver, and (b) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer not for consideration and (ii) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

    [If, during the Lock-Up Period, any of the lock-up restrictions set forth above for shares of Common Stock are discretionarily released, waived or terminated by the Representatives in accordance with clause (xv) below with respect to any of the securities of any Holder (as defined below), executive officer of the Company, director of the Company or beneficial owner, as of the date set forth on the cover page of the Prospectus, of more than 1% of the outstanding shares of Common Stock on an as-converted, fully diluted basis (it being agreed that, for purposes of determining record or beneficial ownership of a stockholder on such basis (a “fully diluted basis”), all shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock (but excluding the Company’s convertible notes and warrants and shares issued or issuable upon conversion of exercise thereof) held by investment funds affiliated with such stockholder shall be aggregated) (a “1% Holder”) in connection with a transfer or other disposition of Common Stock, the Representatives will be deemed to have also released, waived or terminated, as applicable, for the undersigned, on the same terms, the prohibitions set forth in this Lock-Up Agreement that would otherwise have applied to the undersigned with respect to the same percentage of the undersigned’s shares of Common Stock as the percentage of the number of shares of Common Stock subject to such release, waiver or termination bears to the total number of shares held by the executive officer, director, or 1% Holder, as applicable, receiving the release, waiver or termination. The provisions of this paragraph will not apply (1) to releases, waivers or terminations granted to any individual party by the Representatives in an amount less than or equal to shares of Common Stock representing 1% of the shares of Common Stock outstanding as of the date of release, waiver or termination (calculated
3 To include if the undersigned is a director, officer, current or former employee or current or former consultant or transferee of any of the foregoing (other than the founders and the CFO).

on a fully diluted basis); (2) if the release, waiver or termination is effected solely to permit a transfer not for consideration and the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of such transfer; (3) if the Representatives determine that a holder of Common Stock should be granted an early release, waiver or termination due to circumstances of an emergency or hardship; or (4) if the release, waiver or termination is granted in connection with a follow-on public offering of Common Stock pursuant to a registration statement on Form S-1 under the Securities Act, provided in the case of this clause (4) that the undersigned has (A) the right to and has been given the opportunity to participate in such follow-on public offering under the Amended and Restated Investors’ Rights Agreement by and among the Company and the other parties thereto, dated August 13, 2020 (the “IRA”) or other agreement between the undersigned and the Company and (B) declined to so participate. For purposes of this paragraph, “Holder” shall have the meaning ascribed to it in the IRA. In the event of any release, termination or waiver pursuant to this paragraph, the Representatives shall use commercially reasonable efforts to provide prompt notice of such release, termination or waiver to the Company; provided, that the failure to provide such notice shall not give rise to any claim or liability against the Representatives. Notwithstanding the foregoing, the provisions of this paragraph shall not apply to release any shares issued upon conversion or exercise of the Company’s convertible notes or warrants.]2

    Notwithstanding the foregoing, in addition to, and not by way of limitation of, any Transfers by the undersigned that are permitted pursuant to the preceding paragraphs, the undersigned may Transfer the Securities:

i.in connection with (A) any sales of Class A Common Stock by the undersigned to the Underwriters pursuant to the Underwriting Agreement and (B) Transfers of any Securities acquired either from the underwriters in the Public Offering or in the public market following the Public Offering; provided in the case of this clause (B) that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) reporting such Transfer of the undersigned’s shares of Class A Common Stock, or other public filing, report or announcement by or on behalf of the undersigned reporting a reduction in beneficial ownership of such shares of Class A Common Stock, shall be voluntarily made during the Lock-Up Period; and if the undersigned is required to file a report under the Exchange Act during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that the securities transferred above were acquired in the Public Offering or in open market transactions after the completion of the Public Offering;

ii.as a bona fide gift or gifts, as charitable contributions or for bona fide estate planning; provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein; provided further that any such Transfer shall not involve a disposition for value; provided further that no filing under Section 16(a) of the Exchange Act reporting such Transfer of the undersigned’s shares of Class A Common Stock, or other public filing, report or announcement by or on behalf of the undersigned reporting a reduction in beneficial ownership of such shares of Class A Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period (other than any required Form 5 filing after the end of the calendar year in which such transaction occurs);

iii.to any immediate family member (as defined below) of the undersigned or to any trust, partnership, limited liability company or any other entity for the direct or indirect benefit of the undersigned or an immediate family member of the undersigned, or, if the undersigned is a trust, to a trustor or beneficiary of the trust (including such beneficiary’s estate) of the undersigned; provided that the transferee agrees to be bound in writing by the restrictions set forth herein; provided further that any such Transfer shall not involve a disposition for value; provided further that no filing under Section 16(a) of the Exchange Act reporting such Transfer of the undersigned’s shares of Class A Common Stock, or other public filing, report or announcement by or on behalf of the undersigned reporting a reduction in beneficial ownership of such shares of Class A Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period (other than any required Form 5 filing after the end of the calendar year in which such transaction occurs);

iv.upon death or by will, testamentary document or intestate succession; provided that the transferee agrees to be bound in writing by the restrictions set forth herein; provided further that any such Transfer shall not involve a disposition for value;

v.in connection with any sale in an open market transaction (including, without limitation, through the establishment or amendment of trading plans pursuant to Rule 10b5-1 under the Exchange Act and any sales pursuant to such trading plans), or any Transfer of the undersigned’s shares of Common Stock, in each case to generate such amount of net proceeds from any such sales or Transfers in an aggregate amount up to the total amount of taxes or estimated taxes (as applicable), including any income, employment, or social tax withholding and remittance obligations of the undersigned that become due as a result of the vesting and/or settlement of Company equity awards; provided that any filing under Section 16(a) of the Exchange Act, or any other public filing or disclosure of such Transfer by or on behalf of the undersigned, shall clearly indicate in the footnotes thereto the nature and conditions of such Transfer, provided further that any such shares of Common Stock not transferred under the conditions set forth in this paragraph (v) and received upon such vesting or settlement shall be subject to the terms of this Lock-Up Agreement, and provided further that such Company equity awards were granted under the Company’s equity incentive plans, which plans are disclosed in the Prospectus;

vi.if the undersigned is a partnership, limited liability company, corporation, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (within the meaning set forth in Rule 405 as promulgated by the SEC under the Securities Act of 1933, as amended, and including the subsidiaries of the undersigned) of the undersigned, (b) to any investment fund or other entity controlling, controlled by, managing or managed by or under common control or common investment management with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, pursuant to a merger or reorganization of the undersigned, and, further, including where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership) or (c) as part of a distribution, transfer or disposition by the undersigned to its stockholders, limited partners, general partners, limited liability company members or other equityholders or to the estate of any such stockholders, limited partners, general partners, limited liability company members or equityholders; provided that in each case of clauses (a) through (c) it shall be a condition to such Transfer that the transferee or distributee agrees to be bound in writing by the restrictions set forth herein; provided further in each case of clauses (a) through (c) that no filing under Section 16(a) of the Exchange Act reporting such Transfer of the undersigned’s shares of Class A Common Stock, or other public filing, report or announcement by or on behalf of the undersigned reporting a reduction in beneficial ownership of such shares of Class A Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period (other than any required Form 5 filing after the end of the calendar year in which such transaction occurs);

vii.in connection with (a) the surrender by the undersigned to the Company of stock options in connection with the exercise of such stock options or restricted stock units or other equity awards in connection with the vesting and settlement of such restricted stock units or other equity awards granted under the Company’s equity incentive plans that are described in the Prospectus, including the receipt by the undersigned from the Company of Class A Common Stock in connection with such exercise or settlement, or (b) the disposition of shares of Class A Common Stock to the Company, or the withholding of shares of Class A Common Stock by the Company, in connection with the exercise of stock options, including “net” or “cashless” exercises, or the vesting and settlement of restricted stock units or other rights to purchase shares of Class A Common Stock, for the payment of the exercise price, tax withholdings, or remittance payments due as a result of the exercise of any such stock options or vesting or settlement of such restricted stock units or other rights to purchase shares of Class A Common Stock, in all such cases, (x) pursuant to Company equity awards granted under the Company’s equity incentive plans that are described in the Prospectus, and (y) any shares of Class A Common Stock received upon such exercise, vesting or settlement, in each case, that are not transferred to, or withheld by, the Company to cover such exercise price or any such tax obligations or remittance payments shall be subject to the terms of this Lock-Up Agreement; provided that any filing under Section 16(a) of the Exchange Act, or any other public filing or disclosure of such Transfer by or on behalf of the undersigned, shall clearly indicate in the footnotes thereto the nature and conditions of such Transfer;

viii.to the Company, in connection with the repurchase of shares of Common Stock issued under the Company’s equity incentive plans that are described in the Prospectus or pursuant to the agreements pursuant to which such shares were issued as disclosed in the Prospectus, in each case, upon termination of the undersigned’s relationship with the Company; provided that any filing under Section 16(a) of the Exchange Act, or any other public filing or disclosure of such Transfer by or on behalf of the undersigned, shall clearly indicate in the footnotes thereto the nature and conditions of such Transfer;

ix.by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement; provided that the transferee agrees to be bound in writing by the restrictions set forth herein; provided further that unless required by law no filing under Section 16(a) of the Exchange Act reporting such Transfer of the undersigned’s shares of Class A Common Stock, or other public filing, report or announcement by or on behalf of the undersigned reporting a reduction in beneficial ownership of such shares of Class A Common Stock, shall be voluntarily made during the Lock-Up Period (and except that if the undersigned is a reporting person and the Transfer in question is an exempt divorce transfer, his or her next filing under Section 16(a) after such exempt divorce transfer may contain a footnote explaining the discrepancy in the opening balance);

x.to the Company in connection with the conversion or reclassification of the outstanding preferred stock or warrants to acquire preferred stock of the Company into shares of Class A Common Stock or warrants to acquire shares of Class A Common Stock prior to or in connection with the consummation of the Public Offering, or the conversion of any shares of any class of the Company’s common stock into shares of Class A Common Stock, provided that any such shares of Class A Common Stock or warrants received upon such conversion shall be subject to the terms of this Lock-Up Agreement;

xi.to the Company in connection with the exercise of warrants to purchase shares of Class A Common Stock of the Company that are outstanding as of the date of the Prospectus into shares of Class A Common Stock prior to, after or in connection with the consummation of the Public Offering; provided that any such shares of Class A Common Stock received upon such exercise shall be subject to the terms of this Lock-Up Agreement;

xii.to the Company in connection with the conversion of the Company’s Tranche I convertible notes or Tranche II convertible notes that are outstanding as of the date of the Prospectus into shares of Class A Common Stock in connection with the consummation of the Public Offering; provided that any such shares of Class A Common Stock received upon such conversion shall be subject to the terms of this Lock-Up Agreement (except as otherwise provided herein);

xiii.to the Company in connection with any other exchange, conversion or reclassification (or other means by which shares of any class or series can become another class or series) of any class or series of capital stock of the Company for any other class or series of shares of capital stock of the Company as described and as contemplated in the Prospectus, including pursuant to the certain exchange agreements to be entered into between the Company and the founders of the Company to facilitate the Class B Exchange (as defined in the Prospectus), or as required pursuant to the Company’s amended and restated certificate of incorporation (the “Charter”) to be in effect immediately prior to the completion of the Public Offering (including as a result of any automatic conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to the provisions of the Charter); provided that any such shares of capital stock of the Company received upon such exchange, conversion or reclassification shall be subject to terms of this Lock-Up Agreement;

xiv.pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s capital stock and approved by the board of directors of the Company, and the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of at least 50% of total voting power of the voting stock of the Company or the surviving entity (a “Change of Control Transaction”); provided that in the event that the

Change of Control Transaction is not completed, the undersigned’s shares shall remain subject to the provisions of this Lock-Up Agreement; [and]

xv.with the prior written consent of the Representatives on behalf of the Underwriters[; and

xvi.to any third-party pledgee in a bona fide transaction as collateral to secure obligations pursuant to a lending or similar financing arrangement effect on the date hereof between such third party (or its affiliates or designees) and the undersigned and/or its affiliates; provided that the transferee agrees to be bound by this Lock-Up Agreement, and provided that that no filing under Section 16(a) of the Exchange Act reporting such Transfer of the undersigned’s shares of Class A Common Stock, or other public filing, report or announcement by or on behalf of the undersigned reporting a reduction in beneficial ownership of such shares of Class A Common Stock, shall be required or shall be voluntarily made during the Lock-Up Period]4.

    For purposes of this Lock-Up Agreement, (a) “immediate family member” shall mean any person with which the undersigned has a relationship by blood, marriage or adoption, not more remote than first cousin and (b) a “Trading Day” is a day on which the Nasdaq is open for the buying and selling of securities. The undersigned now has, and, except as contemplated by clauses (i) through (xv) above or elsewhere in this Lock-Up Agreement, for the duration of this Lock-Up Agreement will have, good and marketable title to the undersigned’s Securities, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Securities except in compliance with the restrictions of this Lock-Up Agreement.

    Notwithstanding anything to the contrary contained herein, this Lock-Up Agreement will automatically terminate and the undersigned will be released from all obligations hereunder upon the earliest to occur, if any, of the following events: (i) the Company advises the Representatives in writing prior to execution of the Underwriting Agreement that it has determined not to proceed with the Public Offering, (ii) the Company files an application with the SEC to withdraw the Form S-1, (iii) the Underwriting Agreement is executed but is terminated (other than the provisions thereof which survive termination) prior to payment for and delivery of the Class A Common Stock to be sold thereunder or (iv) December 31, 2021, in the event that the Underwriting Agreement has not been executed by such date.

    The undersigned hereby consents to receipt of this Lock-Up Agreement in electronic form and understands and agrees that this Lock-Up Agreement may be signed electronically. In the event that any signature is delivered by facsimile transmission, electronic mail or otherwise by electronic transmission evidencing an intent to sign this Lock-Up Agreement, such facsimile transmission, electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original. Execution and delivery of this Lock-Up Agreement by facsimile transmission, electronic mail or other electronic transmission is legal, valid and binding for all purposes.

    The undersigned acknowledges and agrees that none of the Underwriters has made any recommendation or provided any investment or other advice to the undersigned with respect to this Lock-Up Agreement or the subject matter hereof, and the undersigned has consulted its own legal,
4 To Include if the undersigned has an existing lending or similar financing arrangement.

accounting, financial, regulatory, tax and other advisors with respect to this Lock-Up Agreement and the subject matter hereof to the extent the undersigned has deemed appropriate.

    The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

    This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page follows]

Very truly yours,

IF A NATURAL PERSON:	IF AN ENTITY:
By: (duly authorized signature)	(please print complete name of entity)
Name: (please print full name)	By: (duly authorized signature)
Name: (please print full name) Title: (please print full title)
Address:	Address:
E-mail:	E-mail:

[Signature Page to Robinhood Markets, Inc. Lock-Up Agreement]